RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) dated May 1, 2013, as supplemented

January 7, 2014 and February 5, 2014, and

Supplement to Prospectus (Class Y shares) dated May 1, 2013, as supplemented

January 7, 2014 and February 5, 2014,

Disclosure of Portfolio Holdings

Effective February 26, 2014, the first paragraph under “Disclosure of Portfolio Holdings” is amended and restated in its entirety as follows:

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on “Quarterly Information” under the heading “Forms & Literature” on the RS Investments’ website, the following information is or will be generally available to you:

RS High Yield Fund

Investment Team

Effective March 1, 2014, the section of RS High Yield Fund’s Prospectuses titled “Investment Team” is amended and restated in its entirety as follows:

Kevin Booth, CFA, co-portfolio manager, has managed the Fund since 2009. Marc Gross, co-portfolio manager, has managed the Fund since 2008.

Effective March 1, 2014, Howard G. Most will retire as co-portfolio manager of RS High Yield Fund, and all references to Mr. Most in the Prospectuses are removed.

February 26, 2014